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                                                                    EXHIBIT 10.7

                              LEASE AMENDMENT NO. 1


      THIS LEASE AMENDMENT NO. 1 is made and entered into as of the 27th day of July, 1995 by and between COPLEY PLACE ASSOCIATES NOMINEE CORPORATION, a Delaware nominee corporation (the "Landlord"), and NEUROTEC INTERNATIONAL CORP., a Delaware corporation (the "Tenant").

                                   WITNESSETH:

      WHEREAS, Landlord and Tenant have heretofore entered into a certain lease dated as of February 6, 1995 (the "Lease"), demising a portion of the Skylobby of Four Copley Place containing approximately 4,435 rentable square feet (the "Premises") in Copley Place, located in Boston, Massachusetts (the "Building");

      WHEREAS, the Tenant desires to expand into additional adjacent premises of approximately Two Thousand Eight Hundred Ninety-Nine (2,899) rentable square feet on the Skylobby level of Four Copley Place; and

      WHEREAS, the parties desire to amend the Lease as hereinafter set forth.

      NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Landlord and Tenant hereby agree as follows:

      1. Effective August 1, 1995, the Lease is amended as follows:

      a. The section of Paragraph 1 of the Lease captioned "Base Rent" is hereby deleted in its entirety and replaced with the following words and figures:

            Base Rent: At the rate of One Hundred Sixty-Five Thousand Fifteen and 00/100 Dollars ($165,015.00) per annum, in equal monthly installments of Thirteen Thousand Seven Hundred Fifty-One and 25/100 Dollars ($13,751.25) per month (Calculated at the rate of $22.50 per square foot at 7,334 rentable square feet of space) (See Paragraph
            4).

      b. The section of Paragraph 1 of the Lease captioned "Tenant's Proportionate Share" is hereby deleted in its entirety and replaced with the following words and figures:

            Tenant's Proportionate Share: 0.91% (computed on the basis of 95% occupancy).

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            c. In the section of Paragraph 1 of the Lease captioned "Premises", the figure "4,435" is hereby deleted and replaced with the figure "7,334".

            d. The section of Paragraph 1 of the Lease captioned "Security Deposit" is hereby deleted in its entirety and replaced with the following words and figures:

                  Security Deposit: Thirty Thousand Three Hundred Eighty-two and 52/100 ($30,382.52).

            e. The following paragraph is hereby added to the Lease as Paragraph 37:

                  37. CONSTRUCTION ALLOWANCE

                  As long as Tenant is not in default under the Lease, Landlord shall pay to the Tenant the sum of Fourteen Thousand Four Hundred Ninety-Five and 00/100 Dollars ($14,495.00) as the Landlord's contribution towards additional improvements to the Premises (the "Tenant Improvements") within five (5) days after the last to occur of the following: (1) Tenant taking possession of the Premises and commencing payment of Base Rent; (2) Tenant providing Landlord with a certificate executed by Tenant's architect and/or general contractor to the effect that the Tenant Improvements have been substantially completed and that Tenant has paid all amounts due with respect to the construction of such Tenant Improvements; and (3) Tenant providing Landlord with lien waivers from Tenant's general contractor and each of the subcontractors with respect to all work performed under their respective contracts.

      2. Exhibit A to the Lease is hereby deleted and replaced with Exhibit A attached hereto.

      3. Any term contained in this Lease Amendment No. 1 having an initial capital letter and not otherwise defined herein shall have the meaning assigned to it in the Lease.

      4. Landlord and Tenant hereby acknowledge to each other that the Lease, as amended hereby, is and remains in full force and effect.

            IN WITNESS WHEREOF, Landlord and Tenant have caused this document to be executed as of the date first above written.


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TENANT:                                 LANDLORD:

NEUROTEC INTERNATIONAL CORP.            COPLEY PLACE ASSOCIATES
                                        NOMINEE CORPORATION

By: /s/ Pamela A. Tomkinson             By:  /s/ illegible signature
    ------------------------                 ----------------------------------
    Its Vice President                       Its Vice President
      Hereunto duly authorized               Hereunto duly authorized


ATTEST:


BY:_____________________________
   Its:_________________________


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                                    EXHIBIT A


Floor Plan


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